Exhibit 99.B(16)

POWER OF ATTORNEY

The undersigned Trustee of VICTORY PORTFOLIOS II, a Delaware statutory trust (the “Trust”) constitutes and appoints David C. Brown, Christopher K. Dyer, Erin G. Wagner and Jay G. Baris my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, the Registration Statement on Form N-14 under the Securities Act of 1933, as amended (the “Securities Act”), and to file with the Securities and Exchange Commission (the “Commission”), and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act and the Investment Company Act of 1940, as amended, and all related requirements of the Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this 5th day of December 2018.

/s/ Leigh A. Wilson
Leigh A. Wilson

POWER OF ATTORNEY

The undersigned Trustee of VICTORY PORTFOLIOS II, a Delaware statutory trust (the “Trust”) constitutes and appoints David C. Brown, Christopher K. Dyer, Erin G. Wagner and Jay G. Baris my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, the Registration Statement on Form N-14 under the Securities Act of 1933, as amended (the “Securities Act”), and to file with the Securities and Exchange Commission (the “Commission”), and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act and the Investment Company Act of 1940, as amended, and all related requirements of the Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this 5th day of December 2018.

/s/ David B. Adcock
David B. Adcock

POWER OF ATTORNEY

The undersigned Trustee of VICTORY PORTFOLIOS II, a Delaware statutory trust (the “Trust”) constitutes and appoints David C. Brown, Christopher K. Dyer, Erin G. Wagner and Jay G. Baris my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, the Registration Statement on Form N-14 under the Securities Act of 1933, as amended (the “Securities Act”), and to file with the Securities and Exchange Commission (the “Commission”), and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act and the Investment Company Act of 1940, as amended, and all related requirements of the Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this 5th day of December 2018.

/s/ Nigel D.T. Andrews
Nigel D.T. Andrews

POWER OF ATTORNEY

The undersigned Trustee of VICTORY PORTFOLIOS II, a Delaware statutory trust (the “Trust”) constitutes and appoints David C. Brown, Christopher K. Dyer, Erin G. Wagner and Jay G. Baris my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, the Registration Statement on Form N-14 under the Securities Act of 1933, as amended (the “Securities Act”), and to file with the Securities and Exchange Commission (the “Commission”), and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act and the Investment Company Act of 1940, as amended, and all related requirements of the Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this 5th day of December 2018.

/s/ E. Lee Beard
E. Lee Beard

POWER OF ATTORNEY

The undersigned Trustee of VICTORY PORTFOLIOS II, a Delaware statutory trust (the “Trust”) constitutes and appoints Christopher K. Dyer, Erin G. Wagner and Jay G. Baris my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, the Registration Statement on Form N-14 under the Securities Act of 1933, as amended (the “Securities Act”), and to file with the Securities and Exchange Commission (the “Commission”), and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act and the Investment Company Act of 1940, as amended, and all related requirements of the Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this 5th day of December 2018.

/s/ David C. Brown
David C. Brown

POWER OF ATTORNEY

The undersigned Trustee of VICTORY PORTFOLIOS II, a Delaware statutory trust (the “Trust”) constitutes and appoints David C. Brown, Christopher K. Dyer, Erin G. Wagner and Jay G. Baris my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, the Registration Statement on Form N-14 under the Securities Act of 1933, as amended (the “Securities Act”), and to file with the Securities and Exchange Commission (the “Commission”), and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act and the Investment Company Act of 1940, as amended, and all related requirements of the Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this 5th day of December 2018.

/s/ Dennis M. Bushe
Dennis M. Bushe

POWER OF ATTORNEY

The undersigned Trustee of VICTORY PORTFOLIOS II, a Delaware statutory trust (the “Trust”) constitutes and appoints David C. Brown, Christopher K. Dyer, Erin G. Wagner and Jay G. Baris my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, the Registration Statement on Form N-14 under the Securities Act of 1933, as amended (the “Securities Act”), and to file with the Securities and Exchange Commission (the “Commission”), and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act and the Investment Company Act of 1940, as amended, and all related requirements of the Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this 5th day of December 2018.

/s/ Sally M. Dungan
Sally M. Dungan

POWER OF ATTORNEY

The undersigned Trustee of VICTORY PORTFOLIOS II, a Delaware statutory trust (the “Trust”) constitutes and appoints David C. Brown, Christopher K. Dyer, Erin G. Wagner and Jay G. Baris my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, the Registration Statement on Form N-14 under the Securities Act of 1933, as amended (the “Securities Act”), and to file with the Securities and Exchange Commission (the “Commission”), and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act and the Investment Company Act of 1940, as amended, and all related requirements of the Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this 5th day of December 2018.

/s/ John L. Kelly
John L. Kelly

POWER OF ATTORNEY

The undersigned Trustee of VICTORY PORTFOLIOS II, a Delaware statutory trust (the “Trust”) constitutes and appoints David C. Brown, Christopher K. Dyer, Erin G. Wagner and Jay G. Baris my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, the Registration Statement on Form N-14 under the Securities Act of 1933, as amended (the “Securities Act”), and to file with the Securities and Exchange Commission (the “Commission”), and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act and the Investment Company Act of 1940, as amended, and all related requirements of the Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this 5th day of December 2018.

/s/ David L. Meyer
David L. Meyer

POWER OF ATTORNEY

The undersigned Trustee of VICTORY PORTFOLIOS II, a Delaware statutory trust (the “Trust”) constitutes and appoints David C. Brown, Christopher K. Dyer, Erin G. Wagner and Jay G. Baris my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, the Registration Statement on Form N-14 under the Securities Act of 1933, as amended (the “Securities Act”), and to file with the Securities and Exchange Commission (the “Commission”), and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act and the Investment Company Act of 1940, as amended, and all related requirements of the Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this 5th day of December 2018.

/s/ Gloria S. Nelund
Gloria S. Nelund